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                                                                    EXHIBIT 32.1

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Government Properties Trusts, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas D. Peschio, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

    1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

    Date: August 16, 2004                     /s/ Thomas D. Peschio
                                              ---------------------
                                              Thomas D. Peschio
                                              President, Chief Executive Officer